Execution Copy


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                               SERVICES AGREEMENT

                                 by and between




                             LAKESIDE VENTURES LLC,




                                       and




                              HOLLYWOOD MEDIA CORP.




                          Dated as of February 9, 2001





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


                                Table of Contents

                                                                                                       Page
                                                                                                       ----


1.       Designated Services; Issuance of Shares.........................................................1
         1.1      Designated Services, Etc...............................................................1
         1.2      Issuance of Shares, Etc................................................................2

2.       Closing.........................................................................................2

3.       Representations and Warranties of the Company...................................................2
         3.1      Organization, Standing and Power.......................................................3
         3.2      Authority; Execution and Delivery; Enforceability......................................3
         3.3      No Conflicts; Consents.................................................................3
         3.4      Authorization..........................................................................4
         3.5      Capitalization.........................................................................4
         3.6      SEC Reports............................................................................4
         3.7      Litigation, etc........................................................................4
         3.8      Acknowledgment.........................................................................4


4.       Representations and Warranties of Lakeside......................................................5
         4.1      Organization, Standing and Power.......................................................5
         4.2      Authority; Execution and Delivery; Enforceability......................................5
         4.3      No Conflicts; Consents.................................................................5
         4.4      Limited Liability Company Action; Authorizations.......................................6
         4.5      Knowledge and Experience...............................................................6
         4.6      Not Organized to Purchase..............................................................6
         4.7      Litigation, etc........................................................................6

5.       Restrictions on Transfer Imposed by the Securities Act..........................................6
         5.1      Legends, Etc...........................................................................6
         5.2      Removal of Legend and Transfer Restrictions............................................7
         5.3      Rule 144...............................................................................7

6.       Conditions to Closing...........................................................................7
         6.1      Conditions to Lakeside's Obligations...................................................7
         6.2      Conditions to Obligations of the Company...............................................8

7.       Additional Agreements of the Company............................................................8
         7.1      Right of First Negotiation and Last Refusal............................................8
         7.2.     "Piggyback" Registration...............................................................9
         7.3.     Expenses of Registration..............................................................10
         7.4.     Registration Procedures...............................................................10
         7.5.     Indemnification.......................................................................11
         7.6.     Rule 144 Reporting....................................................................11
         7.7      Adjustment to Payments................................................................11

                                       i

8.       Indemnification................................................................................12

9.       Miscellaneous..................................................................................12

         9.1      Waivers and Amendments................................................................12
         9.2      Survival..............................................................................12
         9.3      No Third-Party Beneficiaries..........................................................12
         9.4      Successors and Assigns................................................................12
         9.5      Entire Agreement......................................................................13
         9.6      Notices...............................................................................13
         9.7      Severability..........................................................................13
         9.8      Brokers and Expenses, Etc.............................................................13
         9.9      Governing Law.........................................................................14
         9.10     Captions..............................................................................14
         9.11     Execution in Counterpart..............................................................14


Exhibits

         Exhibit A - Description of Designated Services
         Exhibit B - Form of Company Counsel Opinion

                               SERVICES AGREEMENT

                  SERVICES AGREEMENT, dated as of February 9, 2001(this "Agreement") by and between LAKESIDE VENTURES LLC, a Delaware limited liability company with principal offices located at 210 East 39th Street, New York, New York 10016 ("Lakeside"); and HOLLYWOOD MEDIA CORP., a Florida corporation, with principal offices located at 2255 Glades Road, Boca Raton, Florida 33413 (the "Company").

                                    PREAMBLE

                  WHEREAS, the Company desires to retain Lakeside to provide the Designated Services (as defined herein) for the Service Period (as defined herein);

                  WHEREAS, Lakeside wishes to provide the Company with such Designated Services;

                  WHEREAS, the Company wishes to acquire such Designated Services by the issuance to Lakeside of Shares (as defined herein) of the Company on the terms and conditions contained herein and Lakeside is willing to provide the Designated Services on such terms;

                  NOW, THEREFORE, the Parties, intending to be bound hereby, do agree as follows:

                  1.       Designated Services; Issuance of Shares.
                           ---------------------------------------

                  1.1      Designated Services, Etc.

                  (a) Designated Services. For the period of One (1) year from the date hereof (the "Service Period") the Company has retained Lakeside to furnish, and Lakeside shall furnish, the services described in Exhibit A hereto (the "Designated Services").

                  (b) Payment Notices. The Company shall notify Lakeside in writing (a "Payment Notice") of any payment obligation of Lakeside with respect to the Designated Services not earlier than thirty (30) Business Days and not later than ten (10) Business Days prior to the date such payments are due (the "Due Date"). Each Payment Notice shall set forth the amount of the payment to be made by Lakeside, the identity of the payee, the Due Date therefor and such other pertinent information as shall permit Lakeside to timely make such payment to the respective payee, and to properly account for the same in its books and records. In addition, each Payment Notice shall also set forth the aggregate dollar value of the Designated Services provided by Lakeside to the Company as of the date of such Payment Notice (but excluding any payment to be made by Lakeside on the Due Date referenced therein). In no event shall Lakeside be required to provide the Company with Designated Services pursuant to this Agreement with an aggregate dollar value in excess of $800,000 (the "Designated Services Cap"). Lakeside shall notify the Company in writing within ten (10) Business Days of receiving any Payment Notice in the event that the amount payable by Lakeside on the Due Date specified in such Payment Notice would cause the aggregate dollar value of the Designated Services provided by Lakeside to the Company pursuant to this Agreement to exceed the Designated Services Cap. For purposes hereof, "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

                  (c) Notice of Payment. Lakeside shall notify the Company in writing on or prior to the Due Date with respect to a Payment Notice of the payment by Lakeside of the amount set forth in such Payment Notice or, if Lakeside fails to make such payment, the reason therefor.

                  1.2      Issuance of Shares, Etc.
                           -----------------------

                  (a)      Issuance of Shares. In consideration of Lakeside's
(i) providing the Designated Services to the Company during the Service Period, and (ii) making the payment to the Company specified in Section 1.2(b) below, the Company has authorized the issuance and sale to Lakeside of One Hundred Sixty Thousand (160,000) shares of its common stock, $.01 par value per share (the "Shares") (the "Payment"). The Shares have the rights and provisions as set forth in the Company's Articles of Incorporation, as amended from time to time (the "Certificate of Incorporation"). Subject to Section 6.2 hereof, the Company shall deliver to Lakeside on the date hereof one or more certificates (collectively, the "Certificates") representing the Shares used by the Company to pay Lakeside for the Designated Services. The Certificates shall be issued in the name of Lakeside Ventures LLC.

                  (b) Payment of Par Value. Subject to Section 6.1 hereof, Lakeside shall, on the date hereof, pay to the Company, in immediately available funds, $1,600 in cash to an account specified by the Company to Lakeside.

                  2.       Closing.
                           --------

                  Subject to satisfaction of the conditions contained in Section 6 hereof, the closing of the transaction shall be held at the offices of Pavia & Harcourt, 600 Madison Avenue, New York, New York 10022, on the date hereof, or at such other time and place as the parties hereto shall agree. The closing referred to in this Section 2 is hereinafter referred to as the "Closing" and the date of the Closing is hereinafter referred to as the "Closing Date".

                  3.       Representations and Warranties of the Company.
                           ---------------------------------------------

                  The Company hereby makes the following representations and warranties, each of which is true, correct and complete on the date hereof (except where specifically provided otherwise), and each of which shall survive the Closing Date and the transactions contemplated hereby as set forth in
Section 9.2 hereof.

                  3.1 Organization, Standing and Power. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect (i) on the business, assets, condition (financial or otherwise) or results of operations of the Company, or
(ii) on the ability of the Company to perform its obligations and to consummate the transactions contemplated by this Agreement (a "Company Material Adverse Effect").

                  3.2 Authority; Execution and Delivery; Enforceability. The Company has full power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on its part. The Company has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  3.3 No Conflicts; Consents. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and compliance by Company with the terms hereof do not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, any provision of (i) the Certificate of Incorporation or by-laws of the Company, (ii) any contract to which the Company is bound or by which any of its properties or assets are bound or (iii) any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to the Company or the properties or assets of the Company, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect. No consent of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation by the Company of the transactions contemplated hereby.

                  3.4      Authorization.
                           -------------

                  (a) Corporate Action; Authorizations. All corporate action on the part of the Company and its officers and directors necessary for execution, delivery and performance of this Agreement, and the sale, issuance and delivery of the Shares, has been taken. The Company has obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                  (b) Valid Issuance. The Shares, when issued, will be duly authorized, validly issued, fully paid and nonassessable, will be free of any lien, charge or encumbrance caused or created by the Company and no personal liability shall attach to the ownership thereof; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

                  (c) No Preemptive Rights. Other than certain preemptive rights in favor of Viacom, Inc., no person has any right of first refusal, first offer, or any preemptive rights in connection with the issuance of Shares.

                  3.5      Capitalization.
                           --------------

                  (a) Common Stock. The authorized capital stock of the Company consists of (i) 1,000,000,000 shares of common stock (the "Common Stock"), of which 24,939,178 shares of Common Stock were issued and outstanding on February 5, 2001; since such date there has been no material change in the number of shares of Common Stock issued and outstanding; and (ii) 1,000,000 shares of preferred stock, none of which were issued and outstanding on the date hereof. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable.

                  (b) Registered Stock. The Common Stock constitutes the only class of equity securities of the Company or its subsidiaries registered or required to be registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  3.6 SEC Reports. The Company has filed all required forms, reports and documents required to be filed by it ("SEC Reports") with the Securities and Exchange Commission ("SEC"), each of which has complied as to form in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, each as in effect on the date such forms, reports and documents were filed.

                  3.7 Litigation, etc. There is no action, suit or proceeding pending against the Company or to the Company's knowledge, threatened against the Company, that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

                  3.8 Acknowledgment. The Company acknowledges that Lakeside reserves the right to pledge the Shares at any time.

                  4.       Representations and Warranties of Lakeside.
                           ------------------------------------------

                  Lakeside hereby makes the following representations and warranties, each of which is true, correct and complete on the date hereof (except where specifically provided otherwise), and each of which shall survive the Closing Date and the transactions contemplated hereby as set forth in
Section 9.2 hereof.

                  4.1 Organization, Standing and Power. Lakeside is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals, the lack of which, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect (i) on the business, assets, condition (financial or otherwise) or results of operations of Lakeside, or (ii) on the ability of Lakeside to perform its obligations and to consummate the transactions contemplated by this Agreement (a "Lakeside Material Adverse Effect").

                  4.2 Authority; Execution and Delivery; Enforceability. Lakeside has full power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Lakeside of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its part. Lakeside has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  4.3 No Conflicts; Consents. The execution and delivery by Lakeside of this Agreement and the consummation by it of the transactions contemplated hereby and compliance by Lakeside with the terms hereof do not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, any provision of (i) the Certificate of Formation or Operating Agreement of Lakeside, (ii) any contract to which Lakeside is bound or by which any of its properties or assets are bound or (iii) any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to Lakeside or the properties or assets of Lakeside, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a Lakeside Material Adverse Effect. No consent of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to Lakeside in connection with the execution, delivery and performance of this Agreement or the consummation by Lakeside of the transactions contemplated hereby.

                  4.4 Limited Liability Company Action; Authorizations. All action on the part of Lakeside and its managers and members necessary for execution, delivery and performance of this Agreement has been taken. Lakeside has obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                  4.5 Knowledge and Experience. Lakeside acknowledges that it can bear the economic risk of the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Shares. Lakeside has been furnished with and has had access to such information as Lakeside considered necessary to make an informed decision and determination as to the acquisition of the Shares. Lakeside is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act or is an entity comprised solely of accredited investors.

                  4.6 Not Organized to Purchase. Lakeside has not been organized solely for the purpose of purchasing the Shares.

                  4.7 Litigation, etc. There is no action, suit or proceeding pending against Lakeside or to Lakeside's knowledge, threatened against Lakeside, that questions the validity of this Agreement or the right of Lakeside to enter into this Agreement or to consummate the transactions contemplated hereby.

                  5        Restrictions on Transfer Imposed by the Securities
Act.

                  5.1      Legends, Etc.
                           ------------

                  (a) Legends. Each Certificate representing the Shares shall be endorsed with the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, (ii) IN COMPLIANCE WITH THE RESALE LIMITATIONS OF RULE 144 UNDER THE ACT, OR (iii) PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND, IN THE CASE OF (ii) AND (iii), SUBJECT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SAID SALE, OFFER OR TRANSFER.

                  (b) Blue Sky Law. Each Certificate may also contain any other legends required by applicable state blue-sky laws.

                  5.2 Removal of Legend and Transfer Restrictions. Any legend endorsed on a Certificate pursuant to Sections 5.1(a) and/or 5.1(b) shall be removed, and the Company shall issue a Certificate without such legend to the holder of such securities (a) if such securities are registered and sold pursuant to an effective registration statement under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available and delivered in connection with such sale or (b) if such holder satisfies the requirements of Rule 144(k) of the Securities Act.

                  5.3 Rule 144. Lakeside is aware of the adoption and requirements of Rule 144 by the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Lakeside understands that under Rule 144, the conditions include, among other things, the availability of certain current public information about the issuer and the resale occurring not less than one year after the party has purchased and fully paid for the securities to be sold, certain limitations on the volume of shares to be offered and sold in any three-month period, certain requirements as to manner of resale and certain notice of sale filing requirements with the SEC.

                  6.       Conditions to Closing.
                           ---------------------

                  6.1 Conditions to Lakeside's Obligations. The obligations of Lakeside to accept the Shares at the Closing are subject to the fulfillment to its satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by Lakeside in its sole discretion:

                  (a) Truth of Representations and Warranties; Performance of Obligations. The representations and warranties made by the Company in
         Section 3 hereof shall be true, correct and complete on the Closing Date; the Company shall have performed all obligations and conditions herein required to be performed or observed by it.

                  (b) State Securities Law. The sale of the Shares shall have been qualified with applicable state's securities law as required, and evidence of all such qualifications shall have been furnished to Lakeside's counsel.

                  (c) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Lakeside and its counsel, and Lakeside and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (d) Opinion of Counsel. The Company shall have delivered to Lakeside an opinion of counsel to the Company dated as of the Closing Date, substantially in the form of Exhibit B hereto.

                  6.2 Conditions to Obligations of the Company. The obligations of the Company to issue and deliver the Shares at the Closing are subject to the fulfillment to its satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Company in its sole discretion:

                  (a) Truth of Representations and Warranties; Performance of Obligations. The representations and warranties made by Lakeside in
         Section 4 hereof shall be true, correct and complete on the Closing Date; Lakeside shall have performed all obligations and conditions herein required to be performed or observed by it.

                  (b) Board Approval. The board of directors of the Company shall have approved and authorized the transactions contemplated by this Agreement.

                  (c) Proceedings and Documents. All limited liability company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  7.       Additional Agreements of the Company.
                           ------------------------------------

                  7.1      Right of First Negotiation and Last Refusal.
                           -------------------------------------------

                  (a) Notice of Transaction. In the event that the Company intends to enter into a subsequent transaction in which it will exchange its or its subsidiaries' securities for services similar to the Designated Services to be provided by Lakeside under this Agreement (each, a "Transaction"), at any time within one (1) year from the date of Closing, the Company shall provide a written notice thereof to Lakeside (the "Notice of Transaction"). Lakeside shall have the exclusive right of first negotiation with respect to such Transaction for a period of ten (10) Business Days after the receipt of such Notice of Transaction by Lakeside. If Lakeside and the Company are unable, in good faith, to reach an agreement regarding the terms and conditions of such Transaction within such ten (10) Business Day period, then the Company shall have the right to negotiate the terms and conditions of the Transaction with a third party. The foregoing right of first registration shall not apply to any transactions between the Company and Viacom/CBS.

                  (b) Notice of Offer. Notwithstanding Section 7.1(a) above, in the event the Company receives a bona fide offer from a third party with respect to a Transaction, then prior to entering into such Transaction, the Company shall provide written notice to Lakeside, setting forth the terms and conditions of the third-party offer (the "Notice of Offer"). Lakeside shall have five (5) Business Days from the receipt of such Notice of Offer to match the terms of the Notice of Offer. If Lakeside offers to match the Notice of Offer, then Lakeside and the Company shall enter into such Transaction on such terms. The foregoing matching right shall not apply to any transactions between the Company and Viacom/CBS.

                  7.2.     "Piggyback" Registration.
                            -----------------------

                  (a) Registrable Securities. If at any time or from time to time, the Company shall determine to register shares of Common Stock for its own account or the account of any of its stockholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4, or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (as defined below), the Company will:

                  (i) promptly give to Lakeside written notice thereof; and

                  (ii) include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by Lakeside, except as set forth in
         Section 7.2(b) below.

                  For purposes hereof, "Registrable Securities" means (i) any and all shares of Common Stock issued to Lakeside pursuant to this Agreement; and (ii) any and all shares of Common Stock issued in respect of the securities referred to in the foregoing Clause (i) as a result of a stock split, dividend, recapitalization or the like, which has not been sold to the public. As to any particular Registrable Securities, such securities shall cease to be "Registrable Securities" when (w) a registration statement registering such securities under the Securities Act has been declared or ordered effective by the SEC and such securities have been sold or otherwise transferred by the holder thereof pursuant to and in accordance with the plan of distribution with respect to such securities disclosed in the prospectus (compliant with Rule 424(b) under the Securities Act) forming part of such registration statement;
(x) such securities have been sold in accordance with the resale requirements of Rule 144 (or any successor rule or provision) adopted by the SEC under the Securities Act; (y) such securities shall have been transferred and new certificates evidencing such securities without legends restricting further transfer shall have been delivered by the Company; subsequent public distribution of such securities shall neither require registration under the Securities Act nor qualification (or any similar filing) under any state securities or "blue sky" law then in effect; or (z) such securities no longer shall be issued and outstanding.

                  (b) Underwritten Public Offer. If the registration as to which the Company gives notice is in respect of a registered underwritten public offering the Company shall so advise Lakeside as a part of the written notice given pursuant to Section 7.2(a)(i). If the managing underwriter of an offering of securities effected pursuant to this Section 7.2 reasonably shall determine and advise the Company in writing that in its opinion the aggregate number of Registrable Securities requested to be included in the Company's registration statement creates a substantial risk that the proceeds or the price per share that the Company (or in the case of a registration which does not include any securities being offered or sold for the Company's own account, the person(s) for whose account the registration statement is filed) would receive pursuant to the offering would be materially reduced or that the success of the offering otherwise would be materially adversely affected, then the number of Registrable Securities to be included in the Company's registration statement for the account of Lakeside shall be reduced to the aggregate amount deemed appropriate by such managing underwriter; provided, however, if securities are being offered for the account of other persons or entities as well as the Company, then with respect to the Registrable Securities intended to be included for the account of Lakeside, the proportion by which the number of Registrable Securities intended to be included by Lakeside is reduced shall not exceed the proportion by which the number of securities intended to be registered by such other persons or entities is reduced. If Lakeside disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be forthwith withdrawn from such registration.

                  7.3 Expenses of Registration. All registration expenses incurred in connection with any registration, qualification or compliance pursuant to Section 7.2 ("Registration Expenses") shall be borne solely by the Company.

                  7.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep Lakeside advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) Prepare and file with the SEC a registration statement with respect to the Registrable Securities and such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (b) Furnish to Lakeside such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Lakeside may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by Lakeside, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or, except as required under the Securities Act, to file a general consent to service of process in any such states or jurisdictions.

                  (d) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or U.S. automated inter-dealer quotation system of a registered national securities association on which similar securities issued by the Company are then listed.

                  7.5 Indemnification. In connection with any registration of Shares pursuant to Section 7.2 hereof the parties agree to enter into a customary agreement providing for indemnification by each party with respect to information supplied by such party in connection with such registration.

                  7.6 Rule 144 Reporting. From and after such time as Lakeside is eligible under Rule 144 to effect resales of the Shares, the Company hereby agrees to file with the SEC all periodic and other reports required to be so filed by it under the Securities Act and the Exchange Act and the rules and regulations thereunder (or, if the Company is not then required to file such reports, it shall, as promptly as reasonably practicable after the written request of Lakeside, make publicly available the requisite "Rule 15c2-11 information" in respect of the Company so long as and solely to the extent necessary to permit resales of the Shares pursuant to Rule 144), and it shall take such further reasonable action, to the extent required from time to time, to enable Lakeside to resell Shares pursuant to Rule 144 without registration under the Securities Act. Upon the reasonable request of Lakeside, the Company shall as promptly as reasonably practicable deliver to Lakeside a written statement as to whether it has complied with the foregoing information and filing requirements.

                  7.7. Adjustment. The parties agree that the following provisions shall apply in the event that Lakeside, in its sole discretion, elects during the Service Period to enter into an agreement with a third party (the "Counterparty") to hedge all or a portion of its position in the Shares comprising the Payment (the "Counterparty Agreement"). In the event that the Counterparty Agreement contains provisions requiring an adjustment to the financial terms of such transaction if the Company consolidates or merges with, or transfers all or substantially all of its Shares or assets to another entity as a result of which the Shares cease to be publicly traded (a "Merger Event"), and, in addition, as a result of such Merger Event, the Counterparty determines that (x) the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of the Company immediately prior to such Merger Event, or (y) there is a diluting or concentrative effect on the theoretical value of the Shares for purposes of the exercise, settlement or payment terms applicable to such agreement, and as a result of such determination by the Counterparty, Lakeside incurs additional costs or expenses to the Counterparty in connection with such hedging transaction, then in such event, and provided a Merger Event occurs within 24 months of the date hereof, Lakeside and the Company agree to negotiate in good faith and agree upon an adjustment that will compensate Lakeside for any such additional costs or expenses. Notwithstanding the foregoing, Lakeside agrees that any adjustment hereunder shall not exceed $50,000 in the aggregate, provided that either: (i) the securities into which the Shares are exchanged as a result of the Merger Event are publicly traded on the NASDAQ stock market or a national securities exchange both before and after the Merger Event and the surviving entity of the Merger Event shall have a market capitalization immediately prior to the Merger Event which exceeds the market capitalization of the Company immediately prior to the Merger Event; or
(ii) in the case of a Merger Event where the surviving entity acquires the Shares for cash consideration, the cash consideration per Share is equal to or greater than $6.5625.

                  8        Indemnification. Each party hereto (the "Indemnifying
Party") hereby indemnifies the other party hereto, and its respective officers, directors, employees, stockholders, agents and representatives against, and holds them harmless from, any loss, liability, claim, damage or expense (including reasonable legal fees and expenses), as incurred (payable promptly upon written request), arising from, in connection with or otherwise with respect to any breach of any representation or warranty of the Indemnifying Party contained in this Agreement or in any document delivered in connection herewith or any breach of any covenant of the Indemnifying Party contained in this Agreement.

                  9.       Miscellaneous.
                           -------------

                  9.1 Waivers and Amendments. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Lakeside herefrom, shall in any event be effective unless the same shall be in writing and signed by the Company.

                  9.2 Survival. The representations and warranties made herein shall survive the Closing of the transactions contemplated hereby until the second anniversary of the Closing, notwithstanding any investigation made by the party to whom such representations are made. All written statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of either party pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by such party hereunder as of the date of such certificate or instrument.

                  9.3 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

                  9.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Agreement and the rights hereunder may not be assigned, transferred or conveyed by either party hereto without the prior written consent of the other party hereto, which consent may not be unreasonably withheld or delayed.

                  9.5 Entire Agreement. This Agreement, together with the Exhibits hereto, constitutes the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement between the parties hereto with respect to such subject matters.

                  9.6 Notices. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and, mailed, telecopied or delivered to the parties hereto at their respective addresses indicated beneath their signatures hereto or, as to either party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied, respectively, be effective when deposited in the mails, or telecopied, addressed as aforesaid.

                  9.7 Severability. In case any provision of this Agreement shall be found by a court of law of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                  9.8      Brokers and Expenses, Etc.
                           -------------------------

                  (a) Brokers. Each of the parties hereto (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the other party harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it or any of its employees or representatives is responsible.

                  (b) Expenses. The Company and Lakeside shall each bear its own expenses and legal fees in connection with the consummation of this transaction.

                  (c) Taxes. The Company hereby agrees that it will pay, and will save Lakeside harmless from, any and all liability with respect to any stamp or similar taxes which may be determined to be payable in connection with the execution and delivery and performance of this Agreement or any modification, amendment or alteration of the terms or provisions of this Agreement, and that it will similarly pay and hold Lakeside harmless from all issue taxes in respect of the issuance of the Shares to Lakeside.

                  9.9 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

                  9.10 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  9.11 Execution in Counterpart. This Agreement may be executed in any number of counterparts and by parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  IN WITNESS WHEREOF, the parties hereby have duly executed and delivered this Media Services Agreement effective as of the date first above written.

                             LAKESIDE VENTURES LLC



                             By:
                                ----------------------------
                             Name: Fred B. Tarter
                             Title:  President


                             Address for Notices:

                             210 East 39th Street
                             New York, New York 10016
                             Attention:  Fred B. Tarter, Manager
                             Telephone:  212-679-3800
                             Telecopier:  212-679-3816


                             HOLLYWOOD MEDIA CORP.



                             By:
                                ----------------------------
                             Name: W. Robert Shearer
                             Title: Senior Vice President and General Counsel

                             Address for Notices:

                             2255 Glades Road, Suite 237W
                             Boca Raton, Florida 33431
                             Attention:  Mitchell Rubenstein,
                             Chief Executive Officer
                             Telephone:  (561) 998-8000
                             Telecopier:  (561) 998-2974

                                    EXHIBIT A
                       DESCRIPTION OF DESIGNATED SERVICES

Designated Services: Lakeside shall have the obligation to pay the bills listed below, whether for media, goods or services, as directed by the Company now or in the future in accordance with the terms of this Agreement.

[See attached]

                                    EXHIBIT B
                         FORM OF COMPANY COUNSEL OPINION